UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2014

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center, Princeton, New Jersey 08540
(Address of principal executive office)(Zip Code)

(609) 514-0300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Rockwood Holdings, Inc. (the “Company”) held on May 9, 2014, the Company’s stockholders (“Stockholders”) voted on the following proposals, the final voting results of which are described below:

(i)   The board of directors of the Company (the “Board of Directors”) nominated the following individuals to stand for election as Class III directors of the Company, and each nominee was elected by a majority of the shares present in person or represented and entitled to vote at the meeting. Such directors shall serve until the 2017 annual meeting of Stockholders and until their successors are duly elected and qualified.

Nominee	Number of Votes For	Number of Votes Against	Number of Votes Abstained	Number of Broker Non-Votes
Douglas L. Maine	61,519,661	698,095	28,862	5,078,836
Ambassador Alejandro Wolff	61,420,539	796,907	29,172	5,078,836

(ii)   The audit committee of the Board of Directors appointed the accounting firm Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 and the Board of Directors submitted such appointment for ratification by the Stockholders. The Stockholders ratified, by a majority of the shares present in person or represented and entitled to vote on the matter, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Number of Votes For	Number of Votes Against	Number of Votes Abstained
66,663,189	656,275	5,990

(iii) The Board of Directors submitted for Stockholder approval in a non-binding advisory vote, the compensation paid to our named executive officers. The Stockholders approved, in a non binding advisory vote, by a majority of the shares present in person or represented and entitled to vote on the matter, the compensation paid to our named executive officers.

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Number of Broker Non-Votes
57,491,840	4,501,369	253,409	5,078,836

(iv) The Board of Directors submitted the Amended and Restated 2009 Rockwood Holdings, Inc. Stock Incentive Plan for approval by the Stockholders. The Stockholders approved, by a majority of the shares present in person or represented and entitled to vote on the matter, the Amended and Restated 2009 Rockwood Holdings, Inc. Stock Incentive Plan.

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Number of Broker Non-Votes
60,936,474	1,285,214	24,930	5,078,836

(v) The Board of Directors submitted the Amended and Restated 2009 Rockwood Holdings, Inc. Short-Term Incentive Plan for approval by the Stockholders. The Stockholders approved, by a majority of the shares present in person or represented and entitled to vote on the matter, the Amended and Restated 2009 Rockwood Holdings, Inc. Short-Term Incentive Plan.

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Number of Broker Non-Votes
61,216,025	1,007,369	23,225	5,078,836

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

	By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

Dated: May 9, 2014